Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

Dated as of March 31, 2014

to

CREDIT AGREEMENT

Dated as of March 11, 2011

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of March 31, 2014 by and among HCP, Inc., a Maryland corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent’) and as Alternative Currency Fronting Lender (in such capacity, the “Alternative Currency Fronting Lender”), under that certain Credit Agreement dated as of March 11, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders, the Alternative Currency Fronting Lender and the Administrative Agent agree to an amendment to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders, the Alternative Currency Fronting Lender and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Alternative Currency Fronting Lender and the Administrative Agent hereby agree to enter into this Amendment.

1.         Amendment to the Credit Agreement.  Effective as of the Amendment No. 3 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)        The definition of “Aggregate Revolving Commitments” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the reference to “Closing Date” appearing therein and to replace such reference with a reference to “Amendment No. 3 Effective Date”  and (ii) delete the reference to “$1,500,000,000” appearing therein and to replace such reference with a reference to “$2,000,000,000”.

(b)        The definition of “Alternative Currency” appearing in Section 1.01 of the Credit Agreement is amended to insert the parenthetical “(other than Dollars)” immediately after the reference to “LIBOR Quoted Currency” appearing therein.

(c)        The definition of “Alternative Currency Sublimit” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “$500,000,000” appearing therein and to replace such reference with a reference to “$750,000,000”.

(d)        The definition of “Amendment No. 1 Effective Date” appearing in Section 1.01 of the Credit Agreement is deleted in its entirety.

(e)        The definition of “Applicable Percentage” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “initial Applicable Percentages of each Lender” appearing in the last sentence thereof and to replace such reference with a reference to “Applicable Percentages of each Lender as of the Amendment No. 3 Effective Date”.

(f)        The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to amend and restate the table appearing therein in its entirety as follows:

Revolving Loans
Pricing Level	Debt Ratings	Applicable Rate for Eurocurrency Rate Loans and Letter of Credit Fees	Applicable Rate for Base Rate Loans
1	>A- / >A3	87.5 bps	0 bps

2	BBB+ / Baa1	92.5 bps	0 bps

3	BBB / Baa2	105.0 bps	5.0 bps

4	BBB- / Baa3	130.0 bps	30.0 bps

5	<BBB- / <Baa3 or non-rated	170.0 bps	70.0 bps

(g)        The definition of “Change in Law” appearing in Section 1.01 of the Credit Agreement is amended to insert the following proviso immediately before the period at the end thereof:

“; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued”

(h)        The definition of “Code” appearing in Section 1.01 of the Credit Agreement is amended to add the phrase “, as amended” to the end thereof.

(i)         The definition of “Consolidated Fixed Charges” appearing in Section 1.01 of the Credit Agreement is amended to insert the word “cash” immediately before the word “dividends” appearing in clause (c) thereof.

(j)         The definition of “Default Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the words “and any Mandatory Cost” appearing therein.

(k)        The definition of “Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the phrase “the rate per annum equal to the British Bankers Association LIBOR rate or the successor thereto as approved by the Administrative Agent if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters” and replace such phrase with “the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) administered by ICE Benchmark Administration (or a comparable or successor rate which is reasonably approved by the Administrative Agent), as published by the applicable Bloomberg screen page”, (ii) delete the word “and” appearing at the end of clause (a)(ii)(B) thereof and (iii) add the phrase “; provided that, if the Eurocurrency Rate determined in accordance with clauses (i) or (ii) above is below zero, such rate shall be deemed to be zero for purposes of this Agreement; and” to the end of clause (a) thereof.

(l)         The definition of “Excluded Taxes” appearing in Section 1.01 of the Credit Agreement is amended to (i) add the phrase “in each case, (i)” immediately following the phrase “and franchise taxes” appearing in clause (a) thereof, (ii) add the phrase “or (ii) that are Other Connection Taxes” to the end of clause (a) thereof and (iii) amend and restate clause (e) thereof in its entirety as follows:

“(e) United States federal withholding Taxes imposed under FATCA”

(m)       The definition of “Facility Fee Rate” appearing in Section 1.01 of the Credit Agreement is amended to amend and restate the table appearing therein in its entirety as follows:

Pricing Level	Facility Fee
1	12.5 bps
2	15.0 bps
3	20.0 bps
4	25.0 bps
5	30.0 bps

(n)        The definition of “FATCA” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“FATCA” means Sections 1471 through 1474 of the Code , as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations promulgated thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements entered into pursuant thereto.

(o)        The definition of “Fee Letter” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “February 1, 2011” appearing therein and to replace such reference with a reference to “January 31, 2014”.

(p)        The definition of “Interest Period” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the first reference to “one” appearing therein and to replace such reference with a reference to “one week or one” and (ii) insert the parenthetical “(in each case, subject to availability)” immediately after the word “thereafter” appearing therein.

(q)        The definition of “Mandatory Cost” appearing in Section 1.01 of the Credit Agreement is deleted in its entirety.

(r)        The definition of “Material Non-Recourse Indebtedness” appearing in Section 1.01 of the Credit Agreement is deleted in its entirety.

(s)        The definition of “Net Cash Proceeds” appearing in Section 1.01 of the Credit Agreement is deleted in its entirety.

(t)         The definition of “Other Taxes” appearing in Section 1.01 of the Credit Agreement is amended to add the phrase “except any such taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06 or Section 10.13)” to the end thereof.

(u)        The definition of “Public Equity Issuance” appearing in Section 1.01 of the Credit Agreement is deleted in its entirety.

(v)        The definition of “Revolving Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “March 11, 2016” appearing therein and to replace such reference with a reference to “March 31, 2018”.

(w)       The definition of “Secured Debt Ratio” appearing in Section 1.01 of the Credit Agreement is amended to insert the following sentence at the end thereof:

“Notwithstanding anything to the contrary contained herein, for the purposes of this ratio, the aggregate amount of all unrestricted cash and cash equivalents on such date deducted from Secured Debt pursuant to the definition of Consolidated Total Indebtedness shall exclude the aggregate amount of all such unrestricted cash and cash equivalents used to determine the Unsecured Leverage Ratio as of such date.”

(x)        The definition of “Unsecured Debt” appearing in Section 1.01 of the Credit Agreement is amended to insert the words “or a Guarantee of Secured Debt” immediately before the period at the end thereof.

(y)        The definition of “Unsecured Leverage Ratio” appearing in Section 1.01 of the Credit Agreement is amended to insert the following sentence at the end thereof:

“Notwithstanding anything to the contrary contained herein, for the purposes of this ratio, the aggregate amount of all unrestricted cash and cash equivalents on such date deducted from Unsecured Debt pursuant to the definition of Consolidated Total Indebtedness shall exclude the aggregate amount of all such unrestricted cash and cash equivalents used to determine the Secured Debt Ratio as of such date.”

(z)        Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:

“Amendment No. 3 Effective Date” means March 31, 2014.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Recipient” means the Administrative Agent, any Lender and any L/C Issuer, as applicable.

“Sanction(s)” means, with respect to any Person, any international economic sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority, in each case to the extent applicable to such Person.

(aa)      Section 1.05 of the Credit Agreement is amended to add the following as a new clause (c) thereof:

“(c)      The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any comparable or successor rate thereto.”

(bb)      Section 2.01 of the Credit Agreement is hereby amended to (i) delete the reference to “all Loans denominated in Alternative Currencies” appearing in clause (ii) thereof and to replace such reference with a reference to “all Committed Revolving Loans denominated in Alternative Currencies”, (ii) delete the word “and” appearing at the end of clause (ii) thereof and to replace it with a comma, (iii) delete the word “Committed” appearing in clause (iii) thereof and (iv) insert the following phrase immediately before the period at the end of the first sentence thereof:

“and (iv) the aggregate Outstanding Amount of all Committed Revolving Loans denominated in an Alternative Currency fronted by any Alternative Currency Fronting Lender shall not exceed $37,500,000”

(cc)      Section 2.02(f) of the Credit Agreement is amended to delete the first reference to “amount” appearing in each of clauses (iv) and (v) thereof and to replace each such reference with a reference to “Dollar Equivalent”.

(dd)      Section 2.05(a) of the Credit Agreement is amended and restated in its entirety as follows:

“(a) Negotiated Rate Loans.  Subject to the terms and conditions set forth herein, each Revolving Lender, severally and for itself alone, may (but is not obligated to) make one or more loans (which loans may be made in Dollars or in any Alternative Currency) (each such loan, a “Negotiated Rate Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate Outstanding Amount not to exceed at any time (i) the Negotiated Rate Sublimit and (ii) with respect to Negotiated Rate Loans made in an Alternative Currency (plus the aggregate Outstanding Amount of all Committed Revolving Loans denominated in an Alternative Currency), the Alternative Currency Sublimit, notwithstanding the fact that such Negotiated Rate Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Revolving Loans and L/C Obligations of such Lender may exceed the amount of such Lender’s Revolving Commitment; provided, that Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments; and, provided further, that Negotiated Rate Loans shall be available to the Borrower for periods of one day to 180 days, so long as both the corporate rating of the Borrower by S&P is BBB- or better and the senior implied rating of the Borrower by Moody’s is Baa3 or better.  It is understood that should a Lender make a Negotiated Rate Loan it shall not relieve such Lender from its obligation to make its pro rata share of any future Committed Revolving Loan even if after making such Committed Revolving Loan the Outstanding Amount of Committed Revolving Loans and L/C Obligations of such Lender, together with the Outstanding Amount of its Negotiated Rate Loans, exceeds the amount of such Lender’s Revolving Commitment.”

(ee)      Section 2.05(b) of the Credit Agreement is amended and restated in its entirety as follows:

“(b) Procedure for Negotiated Rate Loans.  The Borrower may, from time to time, approach one or more of the Lenders to determine whether such Lender or Lenders will make one or more Negotiated Rate Loans.  The Borrower and any Lender or Lenders shall, if each of them in their sole discretion elects to do so, agree to enter into one or more Negotiated Rate Loans as part of such proposed Negotiated Rate Borrowing on mutually agreed-upon terms, including the Interest Period with respect thereto, and notify the Administrative Agent by delivering a written Negotiated Rate Loan Notice from the Borrower and the Lender or Lenders proposing to make Negotiated Rate Loans (i) with respect to Negotiated Rate Loans denominated in Dollars, before 12:00 Noon on the date of the funding of such Negotiated Rate Loan, which shall be a Business Day (the “Negotiated Rate Funding Date”) and (ii) with respect to Negotiated Rate Loans denominated in any Alternative Currency, before 12:00 Noon two (2) Business Days prior to the Negotiated Rate Funding Date.  Such Negotiated Rate Loan Notice shall specify the amount of each Negotiated Rate Loan that such Lender or Lenders will make as part of such proposed Negotiated Rate Borrowing, the Negotiated Rate Funding Date, the currency of the Negotiated Rate Loan requested, the date or dates of maturity thereof, which date or dates may not occur after the Revolving Maturity Date, the rate or rates of interest applicable thereto and all other terms thereof.  Each Negotiated Rate Loan shall be made pursuant to a Negotiated Rate Loan Notice.  In lieu of delivering the written Negotiated Rate Loan Notice described above, the Borrower may give the Administrative Agent telephonic notice of any Negotiated Rate Borrowing by the time required under this clause (b), provided that such telephonic notice shall be confirmed by delivery of a written Negotiated Rate Loan Notice to the Administrative Agent by no later than 2:00 p.m., on the date of such telephonic notice.”

(ff)       Section 2.05(c) of the Credit Agreement is amended to (i) insert the words “in Dollars” in the title thereof and (ii) insert the word “applicable” immediately before the first reference to “Negotiated Rate Funding Date” appearing therein.

(gg)      Section 2.05 of the Credit Agreement is amended to insert the following as a new clause (d) thereof:

“(d) Funding of Negotiated Rate Loans in Alternative Currencies.  No later than (i) the Applicable Time on the applicable Negotiated Rate Funding Date, each applicable Lender will, at the option of the Borrower, make available directly to the Borrower such Negotiated Rate Loans in the applicable currency either by (A) crediting the account of the Borrower on the books of such Lender with the amount of such funds or (B) wire transfer of such funds to the account of the Borrower, in each case in accordance with instructions provided to (and reasonably acceptable to) such Lender by the Borrower and (ii) promptly following receipt thereof, the Borrower shall provide the Administrative Agent written notice of receipt of the proceeds of such Negotiated Rate Loan.”

(hh)      Section 2.09 of the Credit Agreement is amended to delete the words “plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost” appearing in clause (i) thereof.

(ii)        Section 2.16(a) of the Credit Agreement is amended to delete the amount “$2,000,000,000” appearing therein and to replace such amount with “$2,500,000,000”.

(jj)        Section 3.04(a)(i) of the Credit Agreement is amended to (i) delete the “(A)” appearing in the parenthetical therein and (ii) delete the words “and (B) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank to the extent reflected in the Mandatory Cost, other than as set forth below)”.

(kk)      Section 3.04(a) of the Credit Agreement is amended to (i) insert the word “or” at the end of clause (ii) thereof, (ii) delete clause (iii) thereof in its entirety and (iii) redesignate clause (iv) thereof as clause (iii) thereof.

(ll)        Section 3.04(b) of the Credit Agreement is amended to (i) add the phrase “or liquidity” immediately following the phrase “if any, regarding capital” appearing therein and (ii) add the phrase “and liquidity” immediately following the phrase “with respect to capital adequacy” appearing therein.

(mm)    Section 3.04(e) of the Credit Agreement is amended to delete the parenthetical “(except to the extent that compensation for such required reserves is included in the Mandatory Cost)” appearing therein.

(nn)      Section 4.02(d) of the Credit Agreement is amended to delete the first parenthetical appearing therein and to replace such parenthetical with the following parenthetical:

“(in the case of any Loans (other than Negotiated Rate Loans) to be denominated in an Alternative Currency), the applicable Lenders (in the case of any Negotiated Rate Loans to be denominated in an Alternative Currency)”

(oo)      Article V of the Credit Agreement is amended to insert the following as a new Section 5.19 thereof:

“5.19  Sanctions.

Neither the Borrower, nor any Subsidiary of the Borrower, nor, to the knowledge of the chief executive officer, chief financial officer or general counsel of the Borrower, any director, officer or employee thereof is an individual or entity currently the subject of any Sanctions or in violation of any Sanctions, nor is the Borrower or any Subsidiary of the Borrower located, organized or resident in a Designated Jurisdiction.”

(pp)      Section 7.10(e) of the Credit Agreement is amended to delete the reference to “less than (i) $8,011,509,000 plus (ii) 85% of Net Cash Proceeds from all Public Equity Issuances subsequent to the Amendment No. 1 Effective Date” and to replace such reference with a reference to “$9,500,000,000”.

(qq)      Article VII of the Credit Agreement is amended to insert the following as a new Section 7.11 thereof:

“7.11  Sanctions.

Directly or indirectly, use any part of the proceeds of any Credit Extension or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is known by the chief executive officer, chief financial officer or general counsel of the Borrower to be the subject of Sanctions, or in any other manner that will result in a violation by any Person of Sanctions.”

(rr)       Section 8.01(e) of the Credit Agreement is amended to (i) delete the “(A)” appearing therein, (ii) delete the words “or (B) any Material Non-Recourse Indebtedness is not paid when due at stated maturity or has been declared due and payable in full prior to its stated maturity or any other event occurs that causes any Material Non-Recourse Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Material Non-Recourse Indebtedness to be made, prior to its stated maturity” appearing therein and (iii) delete the reference to “clauses (A) and (B)” appearing therein and replace such reference with a reference to “the foregoing clause (i)”.

(ss)       Section 10.04(a) of the Credit Agreement is amended to (i) delete the reference to “one counsel” appearing in clause (i) thereof and to replace such reference with a reference to “one primary counsel” and (ii) to delete the reference to “disbursements of counsel” appearing in clause (iii) thereof and to replace such reference with a reference to “disbursements of one primary counsel”.

(tt)        Section 10.04(b) of the Credit Agreement is amended to (i) insert “(A)” immediately before the “(x)” appearing therein and (ii) insert the following immediately before the period appearing at the end of the first sentence thereof:

“or (B) arise out of a dispute solely among Indemnitees and not resulting from any act or omission by the Borrower or any of its Affiliates (other than any such losses, claims, damages, penalties, liabilities or related expenses against an Indemnitee in its capacity or in fulfilling its role as an Agent)”

(uu)      Section 10.06(d) of the Credit Agreement is amended to insert the following at the end thereof:

“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.”

(vv)      Schedule 1.01 to the Credit Agreement is deleted in its entirety.

(ww)    Exhibit D to the Credit Agreement is hereby amended to delete the reference to “pay to the order of [        ] or registered assigns” appearing therein and replace such reference with ““pay [        ] or its registered assigns”.

(xx)      The Revolving Commitments of certain of the Lenders (the “Increasing Lenders”) are hereby increased as set forth on Schedule 2.01 attached hereto.  The New Lenders (defined below) are hereby deemed to be Lenders for all purposes of the Loan Documents.  The Departing Lenders (defined below) shall no longer be Lenders for all purposes of the Loan Documents.  Accordingly, each of Schedule 2.01 and Schedule 2.02 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 and Schedule 2.02 attached hereto, respectively.

2.         New Lenders.

(a)        Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the Amendment No. 3 Effective Date (each, a “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Amendment No. 3 Effective Date, become a Lender for all purposes of the Credit Agreement, with a Revolving Commitment as set forth on Schedule 2.01 attached hereto.

(b)        Each undersigned New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Credit Agreement and to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (C) from and after the Amendment No. 3 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Lender or the L/C Issuer; and (ii) agrees that it will (A) independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and (B)  perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

3.         Departing Lenders.  The parties hereto hereby acknowledge and agree that:

(a)        Each Lender listed on Annex I attached hereto (each a “Departing Lender” and collectively the “Departing Lenders”) is entering into this Amendment solely to evidence its exit from the Credit Agreement and shall have absolutely no obligation hereunder.  Upon the effectiveness hereof and the payment described in Section 3(b) below, each Departing Lender shall no longer (i) constitute a “Lender” for all purposes under the Loan Documents, (ii) be a party to the Credit Agreement and (iii) have any obligations under any of the Loan Documents, in each case, without further action required on the part of any Person.

(b)        Upon the effectiveness hereof: (i) each Departing Lender’s “Revolving Commitment” under the Credit Agreement shall be terminated, (ii) each Departing Lender shall have received payment in full in immediately available funds of all of its Loans, all interest thereon and all other amounts payable to it under the Credit Agreement, (iii) each Departing Lender shall not be a Lender hereunder as evidenced by its execution and delivery of its signature page hereto and (iv) the defined term “Lenders” in the Credit Agreement shall exclude the Departing Lenders.

4.         Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 3 Effective Date”) is subject to the conditions precedent that:

(a)        the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders (including each Increasing Lender, each New Lender and each Departing Lender), the Alternative Currency Fronting Lender and the Administrative Agent;

(b)        the Administrative Agent shall have received such opinions, instruments and documents as are reasonably requested by the Administrative Agent;

(c)        the Administrative Agent shall have received payment of all fees and expenses (including fees and expenses of counsel for the Administrative Agent) due and payable in connection with this Amendment; and

(d)        the Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Total Revolving Outstandings under the Credit Agreement (including the New Lenders, but excluding the Departing Lenders) as are necessary in order that the Total Revolving Outstandings with respect to such Lender reflects such Lender’s Applicable Percentage of the Total Revolving Outstandings under the Credit Agreement as amended hereby.  The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Rate Loans and the reallocation described in this clause (d), in each case on the terms and in the manner set forth in Section 3.05 of the Credit Agreement.

5.         Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)        This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)        As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement as amended hereby or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

6.         Reference to and Effect on the Credit Agreement.

(a)        Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)        Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.  Upon the effectiveness hereof, this Amendment shall for all purposes constitute a Loan Document.

(c)        Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

7.         Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8.         Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.         Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HCP, INC.,
as the Borrower

By:	/s/ Timothy M. Schoen
	Name:	Timothy M. Schoen
	Title:	Executive Vice President
and Chief Financial Officer

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

BANK OF AMERICA, N.A.,
individually as a Lender, as Alternative Currency Fronting Lender and as Administrative Agent

By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

JPMorgan Chase Bank, N.A.

By:	/s/ Nadeige S. Charles
	Name:	Nadeige S. Charles
	Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

CITIBANK, N.A.

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

USS AG. Stamford Branch

By:	/s/ Lana Gills
	Name:	Lana Gills
	Title:	Director

For any Lender requiring a second signature line:

By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

WELLS FARGO BANK, N.A.

By:	/s/ Andrea S. Chen
	Name:	Andrea S. Chen
	Title:	Director

For any Lender requiring a second signature line:

By	/s/
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Credit Agricole Corporate and Investment Bank

By:	/s/ Amy Trapp
	Name:	Amy Trapp
	Title:	Managing Director

For any Lender requiring a second signature line:

By:	/s/ John Bosco
	Name:	John Bosco
	Title:	Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

CREDIT SUISSE AG. CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Jean-Marc Vauclair
	Name:	Jean-Marc Vauclair
	Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Goldman Sachs Bank USA

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Morgan Stanley Bank, N.A.

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Royal Bank of Canada

By:	/s/ Brian Gross
	Name:	Brian Gross
	Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender: THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Jeannine Pascal
	Name:	JEANNINE PASCAL
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

BARCLAYS BANK PLC

By:	/s/ Vanessa Kurbatskly
	Name:	Vanessa Kurbatskly
	Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of New York Mellon

By:	/s/ Helga Blum
	Name:	Helga Blum
	Title:	Managing Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of Nova Scotia

By:	/s/ Eugene Dempsey
	Name:	Eugene Dempsey
	Title:	Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Teuta Ghilaga
	Name:	Teuta Ghilaga
	Title:	Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

PNC Bank, NA

By:	/s/ Tyler Lowry
	Name:	Tyler Lowry
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

SunTrust Banks, Inc.

By:	/s/ Katherine Bass
	Name:	Katherine Bass
	Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Regions Bank

By:	/s/ Steven W. Mitchell
	Name:	Steven W. Mitchell
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

KeyBank, N.A.

By:	/s/ Bellini Lacey
	Name:	Bellini Lacey
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

BRANCH BANKING AND TRUST COMPANY, as a Lender,

By:	/s/ Ahaz A. Armstrong
	Name:	Ahaz A. Armstrong
	Title:	Assistant Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

U.S. Bank National Association, As Lender

By:	/s/ Patrick J. Brown
	Name:	Patrick J. Brown
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

CITY NATIONAL BANK, a national banking institution

By:	/s/ John Finnigan
	Name:	John Finnigan
	Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 3 Effective Date, it is no longer a party to the Credit Agreement

Name of Departing Lender:

COMERICA BANK

By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 3 Effective Date, it is no longer a party to the Credit Agreement

Name of Departing Lender:

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH

By:	/s/ Joel W.Y. Chou
	Name:	Joel W.Y. Chou
	Title:	AVP & Manager

For any Departing Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 3 Effective Date, it is no longer a party to the Credit Agreement

Name of Departing Lender:

LAND BANK OF TAIWAN, LOS ANGELES BRANCH

By:	/s/ Henry C.R. Leu
	Name:	Henry C.R. Leu
	Title:	SVP & General Manager

For any Departing Lender requiring a second signature line:

By:
Name:
Title:

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 3 Effective Date, it is no longer a party to the Credit Agreement

Name of Departing Lender:

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH

By:	/s/ Li Hua Huang
	Name:	Li Hua Huang
	Title:	VP & General Manager

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 3 Effective Date, it is no longer a party to the Credit Agreement

Name of Departing Lender:

E.SUN COMMERCIAL BANK LIMITED,
LOS ANGELES BRANCH

By:	/s/ Edward Chen
	Name:	Edward Chen
	Title:	Senior Vice President & General Manager

Signature Page to Amendment No. 3 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

ANNEX I

DEPARTING LENDERS

1.            Land Bank of Taiwan Los Angeles Branch

2.            Comerica Bank

3.            Chang Hwa Commercial Bank, Ltd., New York Branch

4.            E. Sun Commercial Bank Ltd., Los Angeles Branch

5.            Taiwan Cooperative Bank., Los Angeles Branch

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$135,000,000	6.750000000%
JPMorgan Chase Bank, N.A.	$135,000,000	6.750000000%
Citibank, N.A.	$130,000,000	6.500000000%
UBS AG, Stamford Branch	$130,000,000	6.500000000%
Wells Fargo Bank, National Association	$130,000,000	6.500000000%
Credit Agricole Corporate and Investment Bank	$110,000,000	5.500000000%
Credit Suisse AG, Cayman Islands Branch	$110,000,000	5.500000000%
Goldman Sachs Bank USA	$110,000,000	5.500000000%
Morgan Stanley Bank, N.A.	$110,000,000	5.500000000%
Royal Bank of Canada	$110,000,000	5.500000000%
The Royal Bank of Scotland plc	$110,000,000	5.500000000%
Barclays Bank plc	$110,000,000	5.500000000%
The Bank of New York Mellon	$70,000,000	3.500000000%
The Bank of Nova Scotia	$70,000,000	3.500000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$70,000,000	3.500000000%
PNC Bank, National Association	$70,000,000	3.500000000%
SunTrust Bank	$70,000,000	3.500000000%
Regions Bank	$55,000,000	2.750000000%
KeyBank National Association	$50,000,000	2.500000000%
Branch Banking & Trust Company	$50,000,000	2.500000000%
U.S. Bank National Association	$45,000,000	2.250000000%
City National Bank	$20,000,000	1.000000000%

Total	$2,000,000,000	100.000000000%

SCHEDULE 2.02

ALTERNATIVE CURRENCY

PARTICIPATING LENDER1

Lender	Euro	Sterling	Yen	Canadian Dollars	Australian Dollars	Swiss Francs
Bank of America, N.A.	Yes	Yes	Yes	Yes	Yes	Yes
JPMorgan Chase Bank, N.A.	Yes	Yes	Yes	Yes	Yes	Yes
Citibank, N.A.	Yes	Yes	Yes	Yes	Yes	Yes
UBS AG, Stamford Branch	Yes	Yes	Yes	Yes	Yes	Yes
Wells Fargo Bank, National Association	Yes	Yes	Yes	Yes	Yes	Yes
Credit Agricole Corporate and Investment Bank	Yes	Yes	Yes	Yes	Yes	Yes
Credit Suisse AG, Cayman Islands Branch	Yes	Yes	Yes	Yes	Yes	Yes
Goldman Sachs Bank USA	Yes	Yes	Yes	Yes	Yes	Yes
Morgan Stanley Bank, N.A.	Yes	Yes	Yes	Yes	Yes	Yes
Royal Bank of Canada	Yes	Yes	Yes	Yes	Yes	Yes
The Royal Bank of Scotland plc	Yes	Yes	Yes	Yes	Yes	Yes
Barclays Bank plc	Yes	Yes	Yes	Yes	Yes	Yes
The Bank of New York Mellon	Yes	Yes	Yes	Yes	Yes	Yes
The Bank of Nova Scotia	Yes	Yes	Yes	Yes	Yes	Yes
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Yes	Yes	Yes	Yes	Yes	Yes
PNC Bank, National Association	Yes	Yes	Yes	Yes	Yes	Yes
SunTrust Bank	Yes	Yes	Yes	Yes	Yes	Yes
Regions Bank	Yes	Yes	Yes	Yes	Yes	Yes
KeyBank National Association	Yes	Yes	Yes	Yes	Yes	Yes
Branch Banking & Trust Company	Yes	Yes	Yes	Yes	Yes	Yes
U.S. Bank National Association	Yes	Yes	Yes	Yes	Yes	Yes
City National Bank	Yes	Yes	Yes	Yes	Yes	Yes

[1] The table indicates each Lender’s ability to fund in a particular currency (e.g., Bank of America, N.A. can fund each of the six currencies).